Business Combinations	12 Months Ended
Dec. 31, 2023
Business Combination and Asset Acquisition [Abstract]
Business Combinations	Business Combinations
Explain Everything, Inc.
On November 17, 2022, pursuant to an Asset Purchase Agreement entered into on that date, the Company acquired substantially all the assets and assumed certain liabilities (the "Acquisition") of Explain Everything, Inc., Explain Everything Sales, Inc., EE Discover, Inc., and Explain Everything SP. ZO.O (collectively, “Explain Everything” or the “Seller”) in exchange for total consideration of $8,065, consisting of: (i) $6,000 in cash paid at the closing of the Acquisition, (ii) an Earn-Out Payment valued at $377, (iii) Deferred Payments valued at $1,939, and (iv) reduced for working capital adjustments totaling approximately $251. Explain Everything is a leading whiteboard platform designed to help teachers and students create and complete engaging lessons and assignments, video capture, and collaborate. During the year ended December 31, 2023, the Company paid $400 in full satisfaction of the Earn-Out Payment and $1,000 of the Deferred Payments, as well as a payment of $716 for final working capital adjustments. The final installment of Deferred Payments is due in November 2024.
The Acquisition was accounted for as a business combination in accordance with ASC 805. The Company determined the fair values of the assets acquired and liabilities assumed in the Acquisition. The fair values of the assets acquired and liabilities assumed, as well as the pro-forma results of operations for this acquisition, have not been presented because they are not material to the consolidated financial statements.
Gravitas Education Holdings, Inc. (“GEHI”)
On December 13, 2023, NetDragon and GEHI completed a series of transactions ("the Merger") that resulted in (i) GEHI divesting its business in China, (ii) NetDragon transferring its education businesses outside of China to eLMTree, (iii) eLMTree becoming a wholly owned subsidiary of GEHI, and (iv) GEHI changing its name to “Mynd.ai, Inc.” The Merger is being accounted for as a business combination in accordance with ASC 805. While GEHI is the legal acquirer of eLMTree, the transaction has been treated as a reverse acquisition, and consequently, eLMTree was identified as the acquirer for accounting purposes. The purchase consideration was measured at the fair value of GEHI shares issued and outstanding at the close of the merger. Any difference between the fair value of the GEHI shares issued, less the fair value of GEHI’s identifiable assets acquired (net of liabilities assumed) and non-controlling interest, represents goodwill. The identifiable net assets acquired of GEHI were valued at their respective fair values at the acquisition date.
For accounting purposes, the Merger resulted in eLMTree acquiring an 85% equity interest in GEH Singapore, a company incorporated in Singapore that, through various of its subsidiaries, provides early childhood education services, meeting the needs of children from infancy to 6 years old through structured courses at kindergarten and student care centers, as well as through franchise relationships with third-party kindergarten services. The Merger provided the eLMTree segment with a pathway to greater autonomy and future financing opportunities as a public company, while providing the GEH Singapore segment with significant new sources of funding to potentially refurbish its existing facilities and expand its footprint in both Singapore and to other countries in the region. The result of this acquisition has been included in the Company’s consolidated financial statements as of and from the date of acquisition. The associated goodwill has been included in the Company’s GEH Singapore reportable segment.

The preliminary fair values of the identifiable assets acquired and liabilities assumed as of acquisition date were:

December 13, 2023 [1]
Cash and cash equivalents	$16,138
Accounts receivable, net	1,464
Prepaid expenses and other current assets	902
Current tax assets	282
Amounts due from related parties	46
Inventories	141
Operating lease right-of-use assets	5,398
Property and equipment, net	4,773
Other non-current assets	2,226
Intangible assets	7,750
Total Assets	39,121

Accrued expenses and other current liabilities	(5,496)
Operating lease liabilities - current	(2,903)
Operating lease liabilities - non-current	(2,603)
Contract liabilities - current	(1,730)
Income tax payable	(382)
Other non-current liabilities	(3,977)
Deferred tax liability	(1,317)
Total Liabilities	(18,408)

Total identifiable net assets at fair value	20,713
Goodwill	3,991
Non-controlling interest	(1,855)

Purchase consideration transferred	$22,849
(1) Rounding may impact summation of amounts.

The preliminary purchase price allocations reflect various fair value estimates and analyses relating to the determination of fair value of certain tangible and intangible assets acquired, non-controlling interest, and residual goodwill. The Company determined the estimated fair value of the acquired working capital, and identifiable intangible assets and goodwill after review and consideration of relevant information including discounted cash flow analyses, market data, and management’s estimates, with the assistance of an independent valuation firm. The estimated fair value of acquired working capital was determined to approximate carrying value.

The goodwill arising from the transaction consists of expected synergies from combining operations of the two companies. None of the goodwill will be deductible for tax purposes.
Intangible assets acquired comprise of the following:

	Purchase price allocation (in thousands)	Useful lives (in years)
Student base (Childcare)	$4,000	4
Franchise relationships	1,700	10
Brands	1,600	10
Content	450	5
Total intangible assets acquired	$7,750

The provisional measurements of identifiable assets and liabilities, non-controlling interest, and the resulting goodwill related to this acquisition, is subject to adjustments in subsequent periods as the Company finalizes its purchase price allocation, including third-party valuations.

Since the closing date of the Transaction, $1,808 of revenue and $217 of net income of GEH Singapore have been included in the Company’s consolidated statement of operations for the year ended December 31, 2023.

Unaudited supplemental pro-forma information

Had the acquisition been completed on January 1, 2022, the Company’s pro forma results of operations for the years ended December 31, 2023 and 2022 would have been as follows:

	December 31,
	2023	2022
Revenue (in thousands)	$448,469	$615,436
Net gain (loss) attributable to shareholders (in thousands)	$(28,754)	$(8,116)

The unaudited supplemental pro-forma information presented above includes the following assumptions and adjustments -
(1) The 2023 supplemental pro forma earnings were adjusted to exclude $19,288 of acquisition-related costs incurred in 2023. The 2022 supplemental pro forma earnings were adjusted to include the same.
(2) The 2022 supplemental pro forma earnings were adjusted to exclude impairment losses of $22,661 that would not have been recorded had the acquisition been completed on January 1, 2022.
(3) The 2023 and 2022 supplemental pro forma earnings were adjusted to include expense related to the amortization of acquired intangibles for an entire year.
(4) The convertible note (further described in Note 14) was assumed to have been issued on January 1, 2022 and therefore, interest for the entire year on the convertible note was deducted to arrive at the 2023 and 2022 supplemental pro-forma earnings .